UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) October 11, 2002

               PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
         (Exact name of registrant as specified in its charter)

    New Jersey                 001-09120                      22-2625848
  (State or other        (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                         Identification No.)
   incorporation)

       80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171
         (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: 973-430-7000

                PUBLIC SERVICE ELECTRIC AND GAS COMPANY
         (Exact name of registrant as specified in its charter)

    New Jersey                 001-00973                      22-1212800
  (State or other        (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                         Identification No.)
   incorporation)

       80 Park Plaza, P.O. Box 570, Newark, New Jersey 07101-0570
         (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: 973-430-7000

                            PSEG POWER LLC
        (Exact name of registrant as specified in its charter)

     Delaware                 000-49614                      22-3663480
  (State or other        (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                        Identification No.)
   incorporation)

         80 Park Plaza, P.O. Box 570, Newark, New Jersey 07101-0570
           (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: 973-430-7000

                       PSEG ENERGY HOLDINGS L.L.C.
        (Exact name of registrant as specified in its charter)

     New Jersey                 000-32503                       22-2983750
  (State or other        (Commission File Number)           (I.R.S. Employer
  jurisdiction of                                          Identification No.)
   incorporation)

               80 Park Plaza, T-22, Newark, New Jersey 07102
           (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: 973-456-3581

Item 5. Other Events
--------------------

The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of Part II of the Annual Reports on Form 10-K for the year ended December 31, 2001 and Part II of the Quarterly Reports on Form 10-Q or Form 10-Q/A for the quarters ended March 31, 2002 and June 30, 2002 of Public Service Enterprise Group Incorporated
(PSEG), Public Service Electric and Gas Company, PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings).

Credit Ratings
--------------

Moody's Investors Service (Moody's) has reaffirmed credit ratings but changed the outlook from stable to negative for PSEG, Power and Energy Holdings. Reference is made to the Moody's report issued on October 11, 2002 and our press release dated October 11, 2002, copies of which are attached hereto as Exhibits 99 and 99.1.

Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit Designation                 Nature of Exhibit

        99                          Moody's Report issued October 11, 2002

       99.1                         PSEG Press Release dated October 11, 2002

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned thereunto duly authorized.


                 PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                   PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                               PSEG POWER LLC
                              ----------------
                                (Registrants)



                     By:    /s/Patricia A. Rado
                          -------------------------
                              Patricia A. Rado
                        Vice President and Controller
                       (Principal Accounting Officer)


Date: October 11, 2002

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PSEG ENERGY HOLDINGS L.L.C.
                         ---------------------------
                                (Registrant)


                     By:       /s/ Derek DiRisio
                           ---------------------------
                                 Derek DiRisio
                          Vice President and Controller
                         (Principal Accounting Officer)



Date: October 11, 2002